LEASE AGREEMENT

Edward John Martori, hereafter "Landlord", agrees to lease to Red Rock Collection Incorporated, an Arizona corporation, hereafter "Tenant", and Tenant agrees to lease from Landlord, the real property situated in Maricopa County, Arizona, more particularly described in Exhibit "A" attached hereto located at 3840 N. 16th Street, Phoenix, Arizona, hereafter "the premises", upon the following terms and conditions:

1. TERM: The term of this Lease shall commence on the 29th day of December, 1995 and shall terminate on the 31st day of December, 1996. Tenant shall have four options to extend the term, each for a successive additional one calendar year period, by giving written notice thereof to Landlord at least thirty (30) days in advance of the commencement of such extended term.

2. POSSESSION: Tenant shall take possession of the premises on December 29, 1995. Tenant shall be bound by all provisions of this Lease, including the payment of rent, at all times Tenant is in possession of the premises.

3. RENT: Tenant agrees to pay Landlord as base rent FOUR THOUSAND DOLLARS ($4,000) per month for each month of the Lease. Rent is due on or before the last day of each month and is payable at Landlord's offices or at such other place as Landlord may designate in writing. Rent shall be prorated on the basis of a thirty (30) day month for each partial month during the term of this Lease or during which Tenant is in possession of the premises. All other monetary obligations of Tenant under this Lease shall constitute additional rent and shall be due as specified in each instance.

4. TAXES AND ASSESSMENTS: Tenant agrees to pay as additional rent during each lease year or partial lease year of the term of this lease, all real estate taxes and assessments levied and assessed for any such year upon the premises and the underlying realty. For any partial lease year of the term hereof such amount shall be pro rated on a daily basis. The amount to be paid by Tenant shall be paid to Landlord at least five (5) days before the due date thereof.

         Tenant shall pay to Landlord, in addition to and along with the rental otherwise payable hereunder, any excise, transaction, sales or privilege tax now or hereafter imposed by any government or agency upon Landlord and attributed to or measured by rent or prorations payable by Tenant.

5. OPERATING EXPENSES: The operating expenses of the premises shall be paid by Tenant. The operating expenses of the

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         Project   include   without   limitation:   property   taxes,   special
         assessments,   utilities,   maintenance,   supplies,  management  fees,
         janitorial services, trash removal, fire and liability insurance premiums, repairs and all other costs which can properly be considered expenses of operating and maintaining the building and surrounding property of which the premises are a part, including necessary capital expenditures. Without limiting the generality of the foregoing, Tenant shall at its own expense and at all times maintain the premises in good and safe condition, including plate glass, heating and air conditioning units, roof, exterior walls, electrical wiring, plumbing and any other systems or equipment upon the premises. Tenant will promptly pay when due all electric, water, gas and other similar charges directly attributable to the premises.

6. USE OF PREMISES: Tenant shall use the premises for the sole purpose of office/warehouse use and shall not use or allow the premises to be used for any illegal or objectionable purpose. Tenant shall at its own cost and expense obtain all licenses and permits necessary for such use. Tenant shall use its best efforts to comply with all governmental laws, ordinances and regulations applicable to the use of the demised premises, and shall use its best efforts to promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the use of the demised premises all at Tenant's sole expense. Tenant shall not operate its business in such manner so as to constitute an annoyance to other tenants and shall endeavor to control its customers so as to maintain an orderly premises. Tenant shall not do or permit anything to be done which would increase the cost of any fire, extended coverage or any other insurance covering the premises.

7. REPAIR: Tenant shall at its own expense keep the premises in good condition and repair.

8. ASSIGNMENT: Tenant shall not assign or hypothecate this Lease, or enter into a sublease relating to all or any portion of the premises, without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. Any such assignment or subletting without consent shall be void. Landlord's approval of any such assignment or sublease shall not release Tenant from its obligations under this Lease or constitute assent to any subsequent assignment or sublease.

9. RETURN OF PREMISES: Upon the termination of this Lease, Tenant shall return the premises to Landlord in its original condition, ordinary wear and tear and alterations or improvements not designated to be removed excepted.

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10.      INSURANCE:  Tenant,  during the term hereof, at its own ex- pense, will provide and keep in force for the benefit of Landlord and Tenant, as their respective interests may appear, fire, comprehensive, plate glass and general and public liability insurance protection with respect to the premises and for claims for personal injury or death or property damage in and about the premises with limits not less than $1,000,000 in the event of bodily injury or death of any number of persons in any one accident and limits of not less that $1,000,000 for damage to property, and shall provide Landlord with a copy of the policy upon Landlord's written request. Tenant shall name Landlord as an additional insured under the policy and provide Landlord a certificate of insurance. The insurance shall be primary insurance and shall provide that any right of subrogation against Landlord is waived. The policy shall further provide that no act or omission by Tenant shall impair the rights of the insured to receive the proceeds of the policy and that the policy shall not be canceled except upon thirty (30) days prior written notice to each named insured.

11. INDEMNIFICATION: Tenant shall indemnify, defend and hold Landlord harmless from all actions, claims, demands, penalties or liabilities arising out of events occurring in or about the premises or caused in whole or in part by Tenant or Tenant's agents, servants, employees or invites, except for matters attributable to Landlord's willful misconduct or gross negligence. This indemnification shall include all costs and expenses and reasonable attorney's fees which Landlord may expend in connection with any of the foregoing.

12. LIMITATION OF LIABILITY: Landlord shall not be liable to Tenant for damages nor shall Tenant be entitled to a reduction in rent by reason of any of the following: (i) Landlord's failure to provide utilities or services when such failure is caused by accident, repairs, strikes, disturbances or any other cause beyond the reasonable control of Landlord (ii) disruption to Tenant's business caused by Landlord's repairs or improvements to the project (iii) damages to the premises or Tenant's property unless caused by Landlord's gross negligence or wilful misconduct.

13. NOTICE: All notices or demands under this Lease or required to be given by law are to be made in writing by registered or certified mail, return receipt requested, and are deemed given when deposited in the United States mail postage prepaid and addressed to Landlord or Tenant at the addresses set forth on the signature page of this Lease. Each party shall have the right, from time to time, to designate a different address to which notices and demands are to be

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         sent by giving  notice in the manner  provided  for above  except  that
         Landlord may in any event use the premises as Tenant's address for notice purposes.

14. ENTRY BY LANDLORD: Landlord shall have the right to enter the premises at all reasonable times for the purposes of inspecting, repairing or maintaining the premises, determining whether the terms of the Lease are being complied with, posting such notices as Landlord deems advisable for its protection, and showing the premises to prospective tenants, purchasers or lenders. Landlord may at any time within ninety
         (90) days prior to the expiration of this lease place upon the premises any customary "For Lease" signs, and reasonably permit persons desiring to lease the same to inspect the premises.

15.      DEFAULT & REMEDIES:

         (a) The occurrence of one or more of the following events shall constitute a default of this Lease by Tenant:

                  (1) The abandonment of the premises by Tenant or absence of Tenant from premises for thirty (30) days or longer while failing to comply with any provision of this Lease.

                  (2) The failure by Tenant to make any payment of rent or other payment required to be made by Tenant under this Lease when due.

                  (3) The failure by Tenant to observe or perform any provision of this Lease other than the payment of money where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant. This notice shall be in lieu of, and not in addition to, any notice required under Arizona law.

                  (4) (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition under the United States Bankruptcy Code unless dismissed within thirty (30) days; (iii) the appointment of a receiver or trustee to take possession of substantially all of Tenant's assets located at the premises or of this Lease where possession is not restored to Tenant within thirty
                           (30) days; (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the premises where such seizure is not discharged within thirty (30) days.

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         (b)      In the  event of any  default  by  Tenant  as  defined  above,
                  Landlord may exercise one or more of the following remedies in addition to any remedy provided for at law or equity:

                  (1) With or without notice or process of law and using such force as Landlord may deem reasonably necessary under the circumstances, and without terminating this Lease or relieving Tenant of any obligation hereunder, Landlord may re-enter and take possession of the premises and of all property located therein. Under no circumstances shall Landlord be liable in damages or otherwise by reason of the exercise by Landlord of any such re-entry or eviction, or by reason of the exercise by Landlord of any other remedy provided in this subparagraph (b).

                  (2) In the event that Landlord recovers possession of the premises without termination of this Lease, Tenant shall pay to Landlord all sums due under this Lease on the dates due as if Tenant remained in possession of the premises.

                  (3) Landlord may recover from Tenant, and Tenant shall pay upon demand, all expenses incurred in recovering possession of the premises, repairing and altering the premises for reletting, and attempting to relet the premises, including commissions and attorney fees.

         (c) The remedies described in subparagraph (b) are cumulative and in addition to any remedy at law or in equity. The filing of an action by Landlord against Tenant requesting under one or more remedies shall not be deemed an election of that remedy or remedies to the exclusion of all others.

         (d) Landlord shall be under no obligation to observe or perform any duty imposed by this Lease which accrues after the date of any default by Tenant.

         (e) The failure or delay of Landlord in exercising any right or remedy shall not be construed as a waiver of any such right or remedy or of any default by Tenant.

16. ATTORNEY'S FEES: In the event any action or proceeding is brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party its reasonable costs, expenses and attorneys' fees.

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17.      WAIVER:  The waiver by Landlord of Tenant's  breach by any provision of this Lease shall not constitute a continuing waiver of any subsequent breach by Tenant of the same or other provision.

18. DEFAULT BY LANDLORD: Landlord shall not be in default unless Landlord fails to perform is obligations under this Lease within thirty (30) days after written notice by Tenant to Landlord specifying the obligations which the Landlord has failed to perform. If an obligation is such that it cannot reasonably be completed within such thirty (30) day period, Landlord shall not be in default if Landlord commences performance within thirty (30) days and thereafter diligently prosecutes the same to completion.

19. SURRENDER OF PREMISES: The surrender of this lease by Tenant to Landlord shall not work a merger and shall, at the option of Landlord, operate as an assignment to it of any subleases affecting the premises.

20.      ESTOPPEL CERTIFICATE:

         (a) Tenant shall upon not less than five (5) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect and if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect, (ii) specifying the dates to which rental and other charges are paid in advance, and (iii) acknowledging that there are no uncured defaults on the part of Landlord or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of the real property of which the premises are a part.

         (b) Tenant's failure to deliver such a statement within the time specified above shall be conclusive upon Tenant (i) that this Lease is in full force and effect and without modification except as may be represented by Landlord, and (ii) that there are no uncured defaults by Landlord.

21. CONDITION OF PREMISES: Tenant acknowledges that neither the Landlord nor any of the Landlord's agents has made any representation or warranty with respect to the premises or building or with respect to the suitability of either for the conduct of Tenant's business. Taking possession of the premises by Tenant shall conclusively establish that the premises and building were in good, sanitary order, condition and repair at such time.

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22.      DESTRUCTION OF PREMISES: In the event that the premises or the building of which the premises are a part are destroyed in whole or in part by fire or other casualty, Landlord may terminate this Lease at its option. If Landlord does not terminate this Lease and elects to repair the damage, this Lease shall remain in full force and effect.

23. CONDEMNATION: If all or a portion of the leased premises are appropriated by a public or quasi-public authority under the power of eminent domain or are transferred by Landlord in lieu thereof, Landlord may terminate this Lease without liability to Tenant for any unexpired term of this Lease. If this Lease is not terminated as a result of such appropriation or transfer, base rent shall be equitably reduced. In either event, Landlord shall be entitled to the entire condemnation award or settlement except that Tenant shall be entitled to any award made by such authority specifically to Tenant for moving expenses or damages for disruption to Tenant's business.

24. LATE CHARGES: All sums due under this Lease not paid by Tenant within ten (10) days from the date such payment is due shall be subject to a late charge of the greater of Twenty Dollars ($20.00) or Five Percent (5%) of the amount due and shall bear interest at a rate of Eighteen Percent (18%) per annum until paid.

25. SALE BY LANDLORD: In the event of a sale or conveyance by Landlord of the premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant (so long as the purchaser expressly assumes such liability), and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

26.      LANDLORD'S  CONSENT:   Except  as  otherwise  provided  herein,   where
         Landlord's consent is required under this Lease, such consent shall not be unreasonably withheld.

27. APPLICABLE LAW: This lease shall be governed by the laws of the State of Arizona.

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28.      TIME OF ESSENCE: Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

INTENDING TO BE LEGALLY BOUND, the parties have executed this Lease agreement effective as of the 29th day of December, 1995.

LANDLORD:                                   TENANT:

/s/ Edward John Martori                     Red Rock Collection Incorporated
-----------------------
    Edward John Martori
                                            By: Michael Stone
                                                -----------------------
2777 E. Camelback Road
Phoenix, AZ 85016                           Its: President
                                                -----------------------
                                            2777 E. Camelback Road
                                            Phoenix, AZ 85016

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                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF PREMISES


The North 106 feet of Lots 4 and 5, of DUNDEE SUBDIVISION, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 10 of Maps, Page 5.

EXCEPT the East 7 feet of the North 106 feet of Lot 5.

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